SHAREHOLDER RESPONSE SUMMARY REPORT             Page 1
                        VOYAGEUR ASSET MANAGEMENT
                       BABSON ENTERPRISE FUND, INC.
                              April 08, 2004

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares            Present
                       ---------------  ----------------  ----------------

    1. To approve the election of the following individuals to the board of directors of the Fund:

                                 T. Geron Bell

    Affirmative           7,787,966.620          56.849%           93.447%
    Withhold                546,118.167           3.987%            6.553%


    TOTAL                 8,334,084.787          60.836%          100.000%

                                Lucy Hancock Bode

    Affirmative           7,783,438.619          56.816%           93.393%
    Withhold                550,646.168           4.020%            6.607%


    TOTAL                 8,334,084.787          60.836%          100.000%

                                Leslie H. Garner, Jr.

    Affirmative           7,826,916.213          57.134%           93.915%
    Withhold                507,168.574           3.702%            6.085%


    TOTAL                 8,334,084.787          60.836%          100.000%

                                Ronald James

    Affirmative           7,811,849.884          57.024%           93.734%
    Withhold                522,234.903           3.812%            6.266%


    TOTAL                 8,334,084.787          60.836%          100.000%

                                Michael T. Lee

    Affirmative           7,824,807.131          57.118%           93.889%
    Withhold                509,277.656           3.718%            6.111%


    TOTAL                 8,334,084.787          60.836%          100.000%

                                John A. MacDonald

    Affirmative           7,804,720.405          56.972%           93.648%
    Withhold                529,364.382           3.864%            6.352%


    TOTAL                 8,334,084.787          60.836%          100.000%


                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 2
                        VOYAGEUR ASSET MANAGEMENT
                       BABSON ENTERPRISE FUND, INC.
                              April 08, 2004

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares            Present
                       ---------------  ----------------  ----------------

                                H. David Rybolt

    Affirmative           7,834,840.967          57.192%           94.010%
    Withhold                499,243.820           3.644%            5.990%


    TOTAL                 8,334,084.787          60.836%          100.000%

                                James R. Seward

    Affirmative           7,810,981.936          57.017%           93.723%
    Withhold                523,102.851           3.819%            6.277%


    TOTAL                 8,334,084.787          60.836%          100.000%

                                Jay H. Wein

    Affirmative           7,825,131.762          57.121%           93.893%
    Withhold                508,953.025           3.715%            6.107%


    TOTAL                 8,334,084.787          60.836%          100.000%

    2. To approve an Agreement and Plan of Reorganization, pursuant to which the Fund would be reorganized as a separate portfolio of the Tamarack Funds Trust, a newly-created Delaware statutory trust.

    Affirmative           7,177,945.329          52.396%           86.128%
    Against                 503,630.250           3.677%            6.043%
    Abstain                 244,599.208           1.785%            2.935%
    Broker Non-votes        407,910.000           2.978%            4.894%

    TOTAL                 8,334,084.787          60.836%          100.000%

    3. To approve the modification/reclassification of certain fundamental investment policies/restrictions. Modification of policies that must remain fundamental:

       3.A Diversification

    Affirmative           5,889,513.776          42.991%           70.668%
    Against               1,763,358.447          12.872%           21.158%
    Abstain                 273,302.564           1.995%            3.280%
    Broker Non-votes        407,910.000           2.978%            4.894%

    TOTAL                 8,334,084.787          60.836%          100.000%


                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 3
                        VOYAGEUR ASSET MANAGEMENT
                       BABSON ENTERPRISE FUND, INC.
                              April 08, 2004

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares            Present
                       ---------------  ----------------  ----------------

    3.B Borrowing

    Affirmative           5,881,240.323          42.931%           70.569%
    Against               1,771,422.817          12.931%           21.255%
    Abstain                 273,511.647           1.996%            3.282%
    Broker Non-votes        407,910.000           2.978%            4.894%

    TOTAL                 8,334,084.787          60.836%          100.000%

    3.C Senior Securities

    Affirmative           5,885,777.639          42.964%           70.623%
    Against               1,764,372.910          12.879%           21.171%
    Abstain                 276,024.238           2.015%            3.312%
    Broker Non-votes        407,910.000           2.978%            4.894%

    TOTAL                 8,334,084.787          60.836%          100.000%

    3.D Underwriting Securities

    Affirmative           5,888,721.912          42.986%           70.658%
    Against               1,761,428.637          12.857%           21.136%
    Abstain                 276,024.238           2.015%            3.311%
    Broker Non-votes        407,910.000           2.978%            4.894%

    TOTAL                 8,334,084.787          60.836%          100.000%

    3.E Real Estate

    Affirmative           5,880,592.518          42.926%           70.561%
    Against               1,767,519.162          12.903%           21.208%
    Abstain                 278,063.107           2.029%            3.337%
    Broker Non-votes        407,910.000           2.978%            4.894%

    TOTAL                 8,334,084.787          60.836%          100.000%

    3.F Making Loans

    Affirmative           5,878,534.764          42.911%           70.536%
    Against               1,774,337.459          12.952%           21.290%
    Abstain                 273,302.564           1.995%            3.279%
    Broker Non-votes        407,910.000           2.978%            4.894%

    TOTAL                 8,334,084.787          60.836%          100.000%


                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 4
                        VOYAGEUR ASSET MANAGEMENT
                       BABSON ENTERPRISE FUND, INC.
                              April 08, 2004

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares            Present
                       ---------------  ----------------  ----------------

    3.G Concentration of Investments

    Affirmative           5,884,719.728          42.956%           70.610%
    Against               1,765,430.821          12.887%           21.184%
    Abstain                 276,024.238           2.015%            3.311%
    Broker Non-votes        407,910.000           2.978%            4.894%

    TOTAL                 8,334,084.787          60.836%          100.000%

    3.H Commodities

    Affirmative           5,836,267.135          42.603%           70.029%
    Against               1,815,800.749          13.254%           21.788%
    Abstain                 274,106.903           2.001%            3.289%
    Broker Non-votes        407,910.000           2.978%            4.894%

    TOTAL                 8,334,084.787          60.836%          100.000%

    Reclassification of certain policies/restrictions as non-fundamental:

     3.I Investments for Control

    Affirmative           5,819,065.311          42.477%           69.822%
    Against               1,829,583.203          13.355%           21.954%
    Abstain                 277,526.273           2.026%            3.329%
    Broker Non-votes        407,910.000           2.978%            4.894%

    TOTAL                 8,334,084.787          60.836%          100.000%

    3.J Investments in Other Investment Companies

    Affirmative           5,769,543.292          42.116%           69.228%
    Against               1,877,360.644          13.704%           22.527%
    Abstain                 279,270.851           2.038%            3.350%
    Broker Non-votes        407,910.000           2.978%            4.894%

    TOTAL                 8,334,084.787          60.836%          100.000%

    3.K Margin Activities and Short Selling

    Affirmative           5,771,365.225          42.129%           69.250%
    Against               1,879,363.288          13.719%           22.550%
    Abstain                 275,446.274           2.010%            3.305%
    Broker Non-votes        407,910.000           2.978%            4.894%

    TOTAL                 8,334,084.787          60.836%          100.000%


                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 5
                        VOYAGEUR ASSET MANAGEMENT
                       BABSON ENTERPRISE FUND, INC.
                              April 08, 2004

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares            Present
                       ---------------  ----------------  ----------------

    3.L Unseasoned Companies

    Affirmative           5,802,354.578          42.355%           69.622%
    Against               1,849,162.057          13.498%           22.188%
    Abstain                 274,658.152           2.005%            3.296%
    Broker Non-votes        407,910.000           2.978%            4.894%

    TOTAL                 8,334,084.787          60.836%          100.000%

    3.M Investments in Securities of Related Issuers

    Affirmative           5,809,900.374          42.410%           69.713%
    Against               1,840,974.586          13.439%           22.089%
    Abstain                 275,299.827           2.009%            3.304%
    Broker Non-votes        407,910.000           2.978%            4.894%

    TOTAL                 8,334,084.787          60.836%          100.000%

    3.N Making Loans to Related Parties

    Affirmative           5,782,273.235          42.209%           69.381%
    Against               1,869,243.400          13.644%           22.429%
    Abstain                 274,658.152           2.005%            3.295%
    Broker Non-votes        407,910.000           2.978%            4.894%

    TOTAL                 8,334,084.787          60.836%          100.000%

    3.O Entering into Dealings with Related Parties

    Affirmative           5,786,595.119          42.240%           69.433%
    Against               1,860,477.399          13.581%           22.324%
    Abstain                 279,102.269           2.037%            3.349%
    Broker Non-votes        407,910.000           2.978%            4.894%

    TOTAL                 8,334,084.787          60.836%          100.000%

    3.P Liability for Debt of Others

    Affirmative           5,758,216.091          42.033%           69.092%
    Against               1,887,504.800          13.778%           22.648%
    Abstain                 280,453.896           2.047%            3.365%
    Broker Non-votes        407,910.000           2.978%            4.894%

    TOTAL                 8,334,084.787          60.836%          100.000%


                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 6
                        VOYAGEUR ASSET MANAGEMENT
                       BABSON ENTERPRISE FUND, INC.
                              April 08, 2004

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares            Present
                       ---------------  ----------------  ----------------

    3.Q Investments in Assessable or Unlimited Liability
    Securities

    Affirmative           5,767,272.935          42.099%           69.201%
    Against               1,879,675.814          13.721%           22.554%
    Abstain                 279,226.038           2.038%            3.350%
    Broker Non-votes        407,910.000           2.978%            4.894%

    TOTAL                 8,334,084.787          60.836%          100.000%

    4. To approve the reclassification of the Fund's general investment policies as non-fundamental policies.

    Affirmative           5,772,406.970          42.137%           69.263%
    Against               1,890,283.146          13.798%           22.681%
    Abstain                 263,484.671           1.923%            3.162%
    Broker Non-votes        407,910.000           2.978%            4.894%

    TOTAL                 8,334,084.787          60.836%          100.000%

    5. To ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund for the current fiscal year.

    Affirmative           7,847,321.569          57.283%           94.159%
    Against                 287,143.937           2.096%            3.446%
    Abstain                 199,619.281           1.457%            2.395%


    TOTAL                 8,334,084.787          60.836%          100.000%


                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 7
                        VOYAGEUR ASSET MANAGEMENT
                       BABSON ENTERPRISE FUND, INC.
                              April 08, 2004

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares            Present
                       ---------------  ----------------  ----------------


    ** FUND TOTALS:             SHARES

    RECORD TOTAL        13,699,295.783

    VOTED SHARES         8,334,084.787

    PERCENT PRESENT             60.836%

                                                            C37


SHAREHOLDER RESPONSE SUMMARY REPORT             Page 1
                        VOYAGEUR ASSET MANAGEMENT
                        BABSON ENTERPRISE FUND II
                              April 08, 2004

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares            Present
                       ---------------  ----------------  ----------------

    1. To approve the election of the following individuals to the board of directors of the Fund:

                                 T. Geron Bell

    Affirmative           1,377,587.249          59.990%           80.642%
    Withhold                330,696.479          14.401%           19.358%


    TOTAL                 1,708,283.728          74.391%          100.000%

                                Lucy Hancock Bode

    Affirmative           1,377,765.754          59.998%           80.652%
    Withhold                330,517.974          14.393%           19.348%


    TOTAL                 1,708,283.728          74.391%          100.000%

                                Leslie H. Garner, Jr.

    Affirmative           1,384,459.508          60.289%           81.044%
    Withhold                323,824.220          14.102%           18.956%


    TOTAL                 1,708,283.728          74.391%          100.000%

                                Ronald James

    Affirmative           1,383,469.099          60.246%           80.986%
    Withhold                324,814.629          14.145%           19.014%


    TOTAL                 1,708,283.728          74.391%          100.000%

                                Michael T. Lee

    Affirmative           1,372,740.004          59.779%           80.358%
    Withhold                335,543.724          14.612%           19.642%


    TOTAL                 1,708,283.728          74.391%          100.000%

                                John A. MacDonald

    Affirmative           1,384,605.491          60.296%           81.052%
    Withhold                323,678.237          14.095%           18.948%


    TOTAL                 1,708,283.728          74.391%          100.000%


                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 2
                        VOYAGEUR ASSET MANAGEMENT
                        BABSON ENTERPRISE FUND II
                              April 08, 2004

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares            Present
                       ---------------  ----------------  ----------------

                                H. David Rybolt

    Affirmative           1,385,042.832          60.315%           81.078%
    Withhold                323,240.896          14.076%           18.922%


    TOTAL                 1,708,283.728          74.391%          100.000%

                                James R. Seward

    Affirmative           1,382,841.403          60.219%           80.949%
    Withhold                325,442.325          14.172%           19.051%


    TOTAL                 1,708,283.728          74.391%          100.000%

                                Jay H. Wein

    Affirmative           1,379,282.412          60.064%           80.741%
    Withhold                329,001.316          14.327%           19.259%


    TOTAL                 1,708,283.728          74.391%          100.000%

    2. To approve an Agreement and Plan of Reorganization, pursuant to which the Fund would be reorganized as a separate portfolio of the Tamarack Funds Trust, a newly-created Delaware statutory trust.

    Affirmative           1,200,862.851          52.294%           70.296%
    Against                 329,763.812          14.361%           19.304%
    Abstain                  39,409.065           1.716%            2.307%
    Broker Non-votes        138,248.000           6.020%            8.093%

    TOTAL                 1,708,283.728          74.391%          100.000%

    3. To approve the modification/reclassification of certain fundamental investment policies/restrictions. Modification of policies that must remain fundamental:

       3.A Diversification

    Affirmative           1,182,142.364          51.479%           69.201%
    Against                 340,196.830          14.815%           19.914%
    Abstain                  47,696.534           2.077%            2.793%
    Broker Non-votes        138,248.000           6.020%            8.093%

    TOTAL                 1,708,283.728          74.391%          100.000%


                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 3
                        VOYAGEUR ASSET MANAGEMENT
                        BABSON ENTERPRISE FUND II
                              April 08, 2004

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares            Present
                       ---------------  ----------------  ----------------

    3.B Borrowing

    Affirmative           1,184,799.488          51.595%           69.356%
    Against                 337,539.706          14.699%           19.759%
    Abstain                  47,696.534           2.077%            2.792%
    Broker Non-votes        138,248.000           6.020%            8.093%

    TOTAL                 1,708,283.728          74.391%          100.000%

    3.C Senior Securities

    Affirmative           1,184,828.661          51.596%           69.358%
    Against                 337,510.533          14.698%           19.757%
    Abstain                  47,696.534           2.077%            2.792%
    Broker Non-votes        138,248.000           6.020%            8.093%

    TOTAL                 1,708,283.728          74.391%          100.000%

    3.D Underwriting Securities

    Affirmative           1,185,153.540          51.610%           69.377%
    Against                 337,185.654          14.684%           19.738%
    Abstain                  47,696.534           2.077%            2.792%
    Broker Non-votes        138,248.000           6.020%            8.093%

    TOTAL                 1,708,283.728          74.391%          100.000%

    3.E Real Estate

    Affirmative           1,184,869.065          51.598%           69.360%
    Against                 337,470.129          14.696%           19.755%
    Abstain                  47,696.534           2.077%            2.792%
    Broker Non-votes        138,248.000           6.020%            8.093%

    TOTAL                 1,708,283.728          74.391%          100.000%

    3.F Making Loans

    Affirmative           1,182,871.496          51.511%           69.243%
    Against                 339,467.698          14.783%           19.872%
    Abstain                  47,696.534           2.077%            2.792%
    Broker Non-votes        138,248.000           6.020%            8.093%

    TOTAL                 1,708,283.728          74.391%          100.000%


                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 4
                        VOYAGEUR ASSET MANAGEMENT
                        BABSON ENTERPRISE FUND II
                              April 08, 2004

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares            Present
                       ---------------  ----------------  ----------------

    3.G Concentration of Investments

    Affirmative           1,183,761.131          51.550%           69.295%
    Against                 338,578.063          14.744%           19.820%
    Abstain                  47,696.534           2.077%            2.792%
    Broker Non-votes        138,248.000           6.020%            8.093%

    TOTAL                 1,708,283.728          74.391%          100.000%

    3.H Commodities

    Affirmative           1,168,426.804          50.882%           68.398%
    Against                 353,410.922          15.390%           20.688%
    Abstain                  48,198.002           2.099%            2.821%
    Broker Non-votes        138,248.000           6.020%            8.093%

    TOTAL                 1,708,283.728          74.391%          100.000%

    Reclassification of certain policies/restrictions as non-fundamental:

     3.I Investments for Control

    Affirmative           1,182,728.524          51.505%           69.235%
    Against                 339,109.202          14.767%           19.851%
    Abstain                  48,198.002           2.099%            2.821%
    Broker Non-votes        138,248.000           6.020%            8.093%

    TOTAL                 1,708,283.728          74.391%          100.000%

    3.J Investments in Other Investment Companies

    Affirmative           1,166,164.669          50.783%           68.265%
    Against                 354,585.721          15.442%           20.757%
    Abstain                  49,285.338           2.146%            2.885%
    Broker Non-votes        138,248.000           6.020%            8.093%

    TOTAL                 1,708,283.728          74.391%          100.000%

    3.K Margin Activities and Short Selling

    Affirmative           1,172,115.537          51.042%           68.614%
    Against                 348,958.733          15.197%           20.427%
    Abstain                  48,961.458           2.132%            2.867%
    Broker Non-votes        138,248.000           6.020%            8.093%

    TOTAL                 1,708,283.728          74.391%          100.000%


                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 5
                        VOYAGEUR ASSET MANAGEMENT
                        BABSON ENTERPRISE FUND II
                              April 08, 2004

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares            Present
                       ---------------  ----------------  ----------------

    3.L Unseasoned Companies

    Affirmative           1,172,135.718          51.043%           68.615%
    Against                 348,938.552          15.196%           20.426%
    Abstain                  48,961.458           2.132%            2.866%
    Broker Non-votes        138,248.000           6.020%            8.093%

    TOTAL                 1,708,283.728          74.391%          100.000%

    3.M Investments in Securities of Related Issuers

    Affirmative           1,171,970.539          51.036%           68.605%
    Against                 348,779.851          15.189%           20.417%
    Abstain                  49,285.338           2.146%            2.885%
    Broker Non-votes        138,248.000           6.020%            8.093%

    TOTAL                 1,708,283.728          74.391%          100.000%

    3.N Making Loans to Related Parties

    Affirmative           1,162,829.557          50.638%           68.070%
    Against                 359,008.169          15.634%           21.016%
    Abstain                  48,198.002           2.099%            2.821%
    Broker Non-votes        138,248.000           6.020%            8.093%

    TOTAL                 1,708,283.728          74.391%          100.000%

    3.O Entering into Dealings with Related Parties

    Affirmative           1,173,578.619          51.106%           68.699%
    Against                 347,495.651          15.133%           20.342%
    Abstain                  48,961.458           2.132%            2.866%
    Broker Non-votes        138,248.000           6.020%            8.093%

    TOTAL                 1,708,283.728          74.391%          100.000%

    3.P Liability for Debt of Others

    Affirmative           1,165,837.310          50.769%           68.246%
    Against                 355,236.960          15.470%           20.795%
    Abstain                  48,961.458           2.132%            2.866%
    Broker Non-votes        138,248.000           6.020%            8.093%

    TOTAL                 1,708,283.728          74.391%          100.000%


                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 6
                        VOYAGEUR ASSET MANAGEMENT
                        BABSON ENTERPRISE FUND II
                              April 08, 2004

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares            Present
                       ---------------  ----------------  ----------------

    3.Q Investments in Assessable or Unlimited Liability
    Securities

    Affirmative           1,160,613.914          50.542%           67.940%
    Against                 355,620.853          15.486%           20.818%
    Abstain                  53,800.961           2.343%            3.149%
    Broker Non-votes        138,248.000           6.020%            8.093%

    TOTAL                 1,708,283.728          74.391%          100.000%

    4. To approve the reclassification of the Fund's general investment policies as non-fundamental policies.

    Affirmative           1,166,641.462          50.804%           68.293%
    Against                 347,826.572          15.147%           20.361%
    Abstain                  55,567.694           2.420%            3.253%
    Broker Non-votes        138,248.000           6.020%            8.093%

    TOTAL                 1,708,283.728          74.391%          100.000%

    5. To ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund for the current fiscal year.

    Affirmative           1,373,209.369          59.800%           80.385%
    Against                 297,778.168          12.967%           17.432%
    Abstain                  37,296.191           1.624%            2.183%


    TOTAL                 1,708,283.728          74.391%          100.000%


                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 7
                        VOYAGEUR ASSET MANAGEMENT
                        BABSON ENTERPRISE FUND II
                              April 08, 2004

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares            Present
                       ---------------  ----------------  ----------------


    ** FUND TOTALS:             SHARES

    RECORD TOTAL         2,296,352.983

    VOTED SHARES         1,708,283.728

    PERCENT PRESENT             74.391%

                                                            C37


SHAREHOLDER RESPONSE SUMMARY REPORT             Page 1
                        VOYAGEUR ASSET MANAGEMENT
                         BABSON VALUE FUND, INC.
                              April 08, 2004

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares            Present
                       ---------------  ----------------  ----------------

    1. To approve the election of the following individuals to the board of directors of the Fund:

                                 T. Geron Bell

    Affirmative           5,986,367.295          63.965%           95.082%
    Withhold                309,637.860           3.308%            4.918%


    TOTAL                 6,296,005.155          67.273%          100.000%

                                Lucy Hancock Bode

    Affirmative           5,982,685.966          63.925%           95.024%
    Withhold                313,319.189           3.348%            4.976%


    TOTAL                 6,296,005.155          67.273%          100.000%

                                Leslie H. Garner, Jr.

    Affirmative           5,988,213.709          63.984%           95.111%
    Withhold                307,791.446           3.289%            4.889%


    TOTAL                 6,296,005.155          67.273%          100.000%

                                Ronald James

    Affirmative           5,990,236.340          64.006%           95.143%
    Withhold                305,768.815           3.267%            4.857%


    TOTAL                 6,296,005.155          67.273%          100.000%

                                Michael T. Lee

    Affirmative           5,975,518.320          63.849%           94.910%
    Withhold                320,486.835           3.424%            5.090%


    TOTAL                 6,296,005.155          67.273%          100.000%

                                John A. MacDonald

    Affirmative           5,986,541.990          63.966%           95.085%
    Withhold                309,463.165           3.307%            4.915%


    TOTAL                 6,296,005.155          67.273%          100.000%


                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 2
                        VOYAGEUR ASSET MANAGEMENT
                         BABSON VALUE FUND, INC.
                              April 08, 2004

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares            Present
                       ---------------  ----------------  ----------------

                                H. David Rybolt

    Affirmative           5,993,009.758          64.035%           95.187%
    Withhold                302,995.397           3.238%            4.813%


    TOTAL                 6,296,005.155          67.273%          100.000%

                                James R. Seward

    Affirmative           5,984,460.395          63.944%           95.052%
    Withhold                311,544.760           3.329%            4.948%


    TOTAL                 6,296,005.155          67.273%          100.000%

                                Jay H. Wein

    Affirmative           5,987,514.892          63.977%           95.100%
    Withhold                308,490.263           3.296%            4.900%


    TOTAL                 6,296,005.155          67.273%          100.000%

    2. To approve an Agreement and Plan of Reorganization, pursuant to which the Fund would be reorganized as a separate portfolio of the Tamarack Funds Trust, a newly-created Delaware statutory trust.

    Affirmative           4,906,997.131          52.431%           77.938%
    Against                 364,617.536           3.896%            5.792%
    Abstain                 145,724.488           1.557%            2.314%
    Broker Non-votes        878,666.000           9.389%           13.956%

    TOTAL                 6,296,005.155          67.273%          100.000%

    3. To approve the modification/reclassification of certain fundamental investment policies/restrictions. Modification of policies that must remain fundamental:

       3.A Diversification

    Affirmative           4,830,988.633          51.619%           76.731%
    Against                 395,086.825           4.222%            6.275%
    Abstain                 191,263.697           2.043%            3.038%
    Broker Non-votes        878,666.000           9.389%           13.956%

    TOTAL                 6,296,005.155          67.273%          100.000%


                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 3
                        VOYAGEUR ASSET MANAGEMENT
                         BABSON VALUE FUND, INC.
                              April 08, 2004

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares            Present
                       ---------------  ----------------  ----------------

    3.B Borrowing

    Affirmative           4,822,932.483          51.533%           76.603%
    Against                 401,623.273           4.292%            6.379%
    Abstain                 192,783.399           2.059%            3.062%
    Broker Non-votes        878,666.000           9.389%           13.956%

    TOTAL                 6,296,005.155          67.273%          100.000%

    3.C Senior Securities

    Affirmative           4,828,012.605          51.587%           76.684%
    Against                 397,352.100           4.246%            6.311%
    Abstain                 191,974.450           2.051%            3.049%
    Broker Non-votes        878,666.000           9.389%           13.956%

    TOTAL                 6,296,005.155          67.273%          100.000%

    3.D Underwriting Securities

    Affirmative           4,829,536.610          51.604%           76.708%
    Against                 394,887.008           4.219%            6.272%
    Abstain                 192,915.537           2.061%            3.064%
    Broker Non-votes        878,666.000           9.389%           13.956%

    TOTAL                 6,296,005.155          67.273%          100.000%

    3.E Real Estate

    Affirmative           4,831,865.025          51.629%           76.745%
    Against                 392,633.583           4.195%            6.236%
    Abstain                 192,840.547           2.060%            3.063%
    Broker Non-votes        878,666.000           9.389%           13.956%

    TOTAL                 6,296,005.155          67.273%          100.000%

    3.F Making Loans

    Affirmative           4,825,285.431          51.558%           76.640%
    Against                 399,774.538           4.272%            6.350%
    Abstain                 192,279.186           2.054%            3.054%
    Broker Non-votes        878,666.000           9.389%           13.956%

    TOTAL                 6,296,005.155          67.273%          100.000%


                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 4
                        VOYAGEUR ASSET MANAGEMENT
                         BABSON VALUE FUND, INC.
                              April 08, 2004

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares            Present
                       ---------------  ----------------  ----------------

    3.G Concentration of Investments

    Affirmative           4,826,610.153          51.572%           76.661%
    Against                 399,388.407           4.268%            6.344%
    Abstain                 191,340.595           2.044%            3.039%
    Broker Non-votes        878,666.000           9.389%           13.956%

    TOTAL                 6,296,005.155          67.273%          100.000%

    3.H Commodities

    Affirmative           4,807,612.966          51.369%           76.360%
    Against                 409,758.644           4.379%            6.508%
    Abstain                 199,967.545           2.136%            3.176%
    Broker Non-votes        878,666.000           9.389%           13.956%

    TOTAL                 6,296,005.155          67.273%          100.000%

    Reclassification of certain policies/restrictions as non-fundamental:

     3.I Investments for Control

    Affirmative           4,809,404.665          51.389%           76.388%
    Against                 409,450.662           4.375%            6.504%
    Abstain                 198,483.828           2.120%            3.152%
    Broker Non-votes        878,666.000           9.389%           13.956%

    TOTAL                 6,296,005.155          67.273%          100.000%

    3.J Investments in Other Investment Companies

    Affirmative           4,789,455.046          51.175%           76.071%
    Against                 428,094.139           4.575%            6.800%
    Abstain                 199,789.970           2.134%            3.173%
    Broker Non-votes        878,666.000           9.389%           13.956%

    TOTAL                 6,296,005.155          67.273%          100.000%

    3.K Margin Activities and Short Selling

    Affirmative           4,794,201.611          51.226%           76.147%
    Against                 422,951.417           4.519%            6.717%
    Abstain                 200,186.127           2.139%            3.180%
    Broker Non-votes        878,666.000           9.389%           13.956%

    TOTAL                 6,296,005.155          67.273%          100.000%


                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 5
                        VOYAGEUR ASSET MANAGEMENT
                         BABSON VALUE FUND, INC.
                              April 08, 2004

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares            Present
                       ---------------  ----------------  ----------------

    3.L Unseasoned Companies

    Affirmative           4,790,763.056          51.189%           76.092%
    Against                 428,854.357           4.583%            6.812%
    Abstain                 197,721.742           2.112%            3.140%
    Broker Non-votes        878,666.000           9.389%           13.956%

    TOTAL                 6,296,005.155          67.273%          100.000%

    3.M Investments in Securities of Related Issuers

    Affirmative           4,796,482.484          51.251%           76.183%
    Against                 421,693.827           4.505%            6.698%
    Abstain                 199,162.844           2.128%            3.163%
    Broker Non-votes        878,666.000           9.389%           13.956%

    TOTAL                 6,296,005.155          67.273%          100.000%

    3.N Making Loans to Related Parties

    Affirmative           4,779,390.691          51.068%           75.911%
    Against                 439,247.617           4.693%            6.977%
    Abstain                 198,700.847           2.123%            3.156%
    Broker Non-votes        878,666.000           9.389%           13.956%

    TOTAL                 6,296,005.155          67.273%          100.000%

    3.O Entering into Dealings with Related Parties

    Affirmative           4,786,284.741          51.142%           76.021%
    Against                 433,681.673           4.633%            6.888%
    Abstain                 197,372.741           2.109%            3.135%
    Broker Non-votes        878,666.000           9.389%           13.956%

    TOTAL                 6,296,005.155          67.273%          100.000%

    3.P Liability for Debt of Others

    Affirmative           4,781,640.385          51.092%           75.947%
    Against                 437,068.373           4.670%            6.942%
    Abstain                 198,630.397           2.122%            3.155%
    Broker Non-votes        878,666.000           9.389%           13.956%

    TOTAL                 6,296,005.155          67.273%          100.000%


                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 6
                        VOYAGEUR ASSET MANAGEMENT
                         BABSON VALUE FUND, INC.
                              April 08, 2004

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares            Present
                       ---------------  ----------------  ----------------

    3.Q Investments in Assessable or Unlimited Liability
    Securities

    Affirmative           4,786,665.516          51.146%           76.027%
    Against                 429,032.028           4.584%            6.814%
    Abstain                 201,641.611           2.154%            3.203%
    Broker Non-votes        878,666.000           9.389%           13.956%

    TOTAL                 6,296,005.155          67.273%          100.000%

    4. To approve the reclassification of the Fund's general investment policies as non-fundamental policies.

    Affirmative           4,780,688.780          51.082%           75.932%
    Against                 469,280.145           5.014%            7.454%
    Abstain                 167,370.230           1.788%            2.658%
    Broker Non-votes        878,666.000           9.389%           13.956%

    TOTAL                 6,296,005.155          67.273%          100.000%

    5. To ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund for the current fiscal year.

    Affirmative           5,946,417.882          63.538%           94.447%
    Against                 229,477.563           2.452%            3.645%
    Abstain                 120,109.710           1.283%            1.908%


    TOTAL                 6,296,005.155          67.273%          100.000%


                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 7
                        VOYAGEUR ASSET MANAGEMENT
                         BABSON VALUE FUND, INC.
                              April 08, 2004

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares            Present
                       ---------------  ----------------  ----------------


    ** FUND TOTALS:             SHARES

    RECORD TOTAL         9,358,888.002

    VOTED SHARES         6,296,005.155

    PERCENT PRESENT             67.273%

                                                            C37



SHAREHOLDER RESPONSE SUMMARY REPORT             Page 1
                        VOYAGEUR ASSET MANAGEMENT
                         SHADOW STOCK FUND, INC.
                              April 08, 2004

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares            Present
                       ---------------  ----------------  ----------------

    1. To approve the election of the following individuals to the board of directors of the Fund:

                                 T. Geron Bell

    Affirmative           5,071,635.318          60.036%           93.953%
    Withhold                326,398.241           3.864%            6.047%


    TOTAL                 5,398,033.559          63.900%          100.000%

                                Lucy Hancock Bode

    Affirmative           5,089,614.371          60.249%           94.286%
    Withhold                308,419.188           3.651%            5.714%


    TOTAL                 5,398,033.559          63.900%          100.000%

                                Leslie H. Garner, Jr.

    Affirmative           5,104,757.180          60.428%           94.567%
    Withhold                293,276.379           3.472%            5.433%


    TOTAL                 5,398,033.559          63.900%          100.000%

                                Ronald James

    Affirmative           5,100,061.431          60.373%           94.480%
    Withhold                297,972.128           3.527%            5.520%


    TOTAL                 5,398,033.559          63.900%          100.000%

                                Michael T. Lee

    Affirmative           5,088,195.818          60.232%           94.260%
    Withhold                309,837.741           3.668%            5.740%


    TOTAL                 5,398,033.559          63.900%          100.000%

                                John A. MacDonald

    Affirmative           5,086,443.115          60.212%           94.228%
    Withhold                311,590.444           3.688%            5.772%


    TOTAL                 5,398,033.559          63.900%          100.000%


                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 2
                        VOYAGEUR ASSET MANAGEMENT
                         SHADOW STOCK FUND, INC.
                              April 08, 2004

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares            Present
                       ---------------  ----------------  ----------------

                                H. David Rybolt

    Affirmative           5,110,185.932          60.493%           94.668%
    Withhold                287,847.627           3.407%            5.332%


    TOTAL                 5,398,033.559          63.900%          100.000%

                                James R. Seward

    Affirmative           5,085,568.459          60.201%           94.212%
    Withhold                312,465.100           3.699%            5.788%


    TOTAL                 5,398,033.559          63.900%          100.000%

                                Jay H. Wein

    Affirmative           5,096,730.272          60.333%           94.418%
    Withhold                301,303.287           3.567%            5.582%


    TOTAL                 5,398,033.559          63.900%          100.000%

    2. To approve an Agreement and Plan of Reorganization, pursuant to which the Fund would be reorganized as a separate portfolio of the Tamarack Funds Trust, a newly-created Delaware statutory trust.

    Affirmative           4,566,648.501          54.058%           84.598%
    Against                 365,177.976           4.323%            6.765%
    Abstain                 116,123.082           1.375%            2.151%
    Broker Non-votes        350,084.000           4.144%            6.485%

    TOTAL                 5,398,033.559          63.900%          100.000%

    3. To approve the modification/reclassification of certain fundamental investment policies/restrictions. Modification of policies that must remain fundamental:

       3.A Diversification

    Affirmative           4,399,867.433          52.084%           81.509%
    Against                 498,026.876           5.896%            9.226%
    Abstain                 150,055.250           1.776%            2.780%
    Broker Non-votes        350,084.000           4.144%            6.485%

    TOTAL                 5,398,033.559          63.900%          100.000%


                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 3
                        VOYAGEUR ASSET MANAGEMENT
                         SHADOW STOCK FUND, INC.
                              April 08, 2004

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares            Present
                       ---------------  ----------------  ----------------

    3.B Borrowing

    Affirmative           4,375,802.713          51.799%           81.063%
    Against                 522,091.596           6.181%            9.672%
    Abstain                 150,055.250           1.776%            2.780%
    Broker Non-votes        350,084.000           4.144%            6.485%

    TOTAL                 5,398,033.559          63.900%          100.000%

    3.C Senior Securities

    Affirmative           4,400,301.853          52.089%           81.517%
    Against                 497,592.456           5.891%            9.218%
    Abstain                 150,055.250           1.776%            2.780%
    Broker Non-votes        350,084.000           4.144%            6.485%

    TOTAL                 5,398,033.559          63.900%          100.000%

    3.D Underwriting Securities

    Affirmative           4,387,579.257          51.939%           81.281%
    Against                 510,315.052           6.041%            9.454%
    Abstain                 150,055.250           1.776%            2.780%
    Broker Non-votes        350,084.000           4.144%            6.485%

    TOTAL                 5,398,033.559          63.900%          100.000%

    3.E Real Estate

    Affirmative           4,392,089.036          51.992%           81.365%
    Against                 503,779.780           5.964%            9.332%
    Abstain                 152,080.743           1.800%            2.818%
    Broker Non-votes        350,084.000           4.144%            6.485%

    TOTAL                 5,398,033.559          63.900%          100.000%

    3.F Making Loans

    Affirmative           4,382,669.833          51.881%           81.190%
    Against                 515,224.476           6.099%            9.545%
    Abstain                 150,055.250           1.776%            2.779%
    Broker Non-votes        350,084.000           4.144%            6.485%

    TOTAL                 5,398,033.559          63.900%          100.000%


                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 4
                        VOYAGEUR ASSET MANAGEMENT
                         SHADOW STOCK FUND, INC.
                              April 08, 2004

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares            Present
                       ---------------  ----------------  ----------------

    3.G Concentration of Investments

    Affirmative           4,380,000.003          51.849%           81.141%
    Against                 517,894.306           6.131%            9.594%
    Abstain                 150,055.250           1.776%            2.780%
    Broker Non-votes        350,084.000           4.144%            6.485%

    TOTAL                 5,398,033.559          63.900%          100.000%

    3.H Commodities

    Affirmative           4,358,747.272          51.597%           80.747%
    Against                 534,010.451           6.322%            9.893%
    Abstain                 155,191.836           1.837%            2.875%
    Broker Non-votes        350,084.000           4.144%            6.485%

    TOTAL                 5,398,033.559          63.900%          100.000%

    Reclassification of certain policies/restrictions as non-fundamental:

     3.I Investments for Control

    Affirmative           4,335,628.232          51.324%           80.319%
    Against                 556,502.191           6.587%           10.309%
    Abstain                 155,819.136           1.845%            2.887%
    Broker Non-votes        350,084.000           4.144%            6.485%

    TOTAL                 5,398,033.559          63.900%          100.000%

    3.J Investments in Other Investment Companies

    Affirmative           4,348,750.893          51.479%           80.562%
    Against                 547,049.345           6.476%           10.134%
    Abstain                 152,149.321           1.801%            2.819%
    Broker Non-votes        350,084.000           4.144%            6.485%

    TOTAL                 5,398,033.559          63.900%          100.000%

    3.K Margin Activities and Short Selling

    Affirmative           4,324,453.771          51.191%           80.112%
    Against                 565,222.322           6.691%           10.471%
    Abstain                 158,273.466           1.874%            2.932%
    Broker Non-votes        350,084.000           4.144%            6.485%

    TOTAL                 5,398,033.559          63.900%          100.000%


                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 5
                        VOYAGEUR ASSET MANAGEMENT
                         SHADOW STOCK FUND, INC.
                              April 08, 2004

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares            Present
                       ---------------  ----------------  ----------------

    3.L Unseasoned Companies

    Affirmative           4,322,862.486          51.173%           80.082%
    Against                 575,287.721           6.810%           10.658%
    Abstain                 149,799.352           1.773%            2.774%
    Broker Non-votes        350,084.000           4.144%            6.485%

    TOTAL                 5,398,033.559          63.900%          100.000%

    3.M Investments in Securities of Related Issuers

    Affirmative           4,342,739.621          51.408%           80.450%
    Against                 556,608.597           6.589%           10.312%
    Abstain                 148,601.341           1.759%            2.752%
    Broker Non-votes        350,084.000           4.144%            6.485%

    TOTAL                 5,398,033.559          63.900%          100.000%

    3.N Making Loans to Related Parties

    Affirmative           4,315,074.063          51.080%           79.938%
    Against                 582,080.753           6.891%           10.783%
    Abstain                 150,794.743           1.785%            2.794%
    Broker Non-votes        350,084.000           4.144%            6.485%

    TOTAL                 5,398,033.559          63.900%          100.000%

    3.O Entering into Dealings with Related Parties

    Affirmative           4,320,778.816          51.148%           80.044%
    Against                 579,389.780           6.859%           10.733%
    Abstain                 147,780.963           1.749%            2.738%
    Broker Non-votes        350,084.000           4.144%            6.485%

    TOTAL                 5,398,033.559          63.900%          100.000%

    3.P Liability for Debt of Others

    Affirmative           4,305,086.377          50.962%           79.753%
    Against                 592,236.348           7.011%           10.971%
    Abstain                 150,626.834           1.783%            2.791%
    Broker Non-votes        350,084.000           4.144%            6.485%

    TOTAL                 5,398,033.559          63.900%          100.000%


                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 6
                        VOYAGEUR ASSET MANAGEMENT
                         SHADOW STOCK FUND, INC.
                              April 08, 2004

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares            Present
                       ---------------  ----------------  ----------------

    3.Q Investments in Assessable or Unlimited Liability
    Securities

    Affirmative           4,319,164.781          51.129%           80.014%
    Against                 580,183.437           6.868%           10.748%
    Abstain                 148,601.341           1.759%            2.753%
    Broker Non-votes        350,084.000           4.144%            6.485%

    TOTAL                 5,398,033.559          63.900%          100.000%

    4. To approve the reclassification of the Fund's general investment policies as non-fundamental policies.

    Affirmative           4,309,154.290          51.010%           79.828%
    Against                 608,159.057           7.200%           11.267%
    Abstain                 130,636.212           1.546%            2.419%
    Broker Non-votes        350,084.000           4.144%            6.485%

    TOTAL                 5,398,033.559          63.900%          100.000%

    5. To ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund for the current fiscal year.

    Affirmative           5,071,768.613          60.038%           93.956%
    Against                 217,052.056           2.569%            4.021%
    Abstain                 109,212.890           1.293%            2.023%


    TOTAL                 5,398,033.559          63.900%          100.000%


                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 7
                        VOYAGEUR ASSET MANAGEMENT
                         SHADOW STOCK FUND, INC.
                              April 08, 2004

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares            Present
                       ---------------  ----------------  ----------------


    ** FUND TOTALS:             SHARES

    RECORD TOTAL         8,447,609.315

    VOTED SHARES         5,398,033.559

    PERCENT PRESENT             63.900%

                                                            C37

SHAREHOLDER RESPONSE SUMMARY REPORT             Page 1
                        VOYAGEUR ASSET MANAGEMENT
                  D.L. BABSON TAX-FREE INCOME FUND, INC.
                              April 08, 2004

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares            Present
                       ---------------  ----------------  ----------------

    1. To approve the election of the following individuals to the board of directors of the Fund:

                                 T. Geron Bell

    Affirmative           2,873,921.757          76.859%           97.648%
    Withhold                 69,222.436           1.851%            2.352%


    TOTAL                 2,943,144.193          78.710%          100.000%

                                Lucy Hancock Bode

    Affirmative           2,871,387.757          76.791%           97.562%
    Withhold                 71,756.436           1.919%            2.438%


    TOTAL                 2,943,144.193          78.710%          100.000%

                                Leslie H. Garner, Jr.

    Affirmative           2,874,049.071          76.862%           97.652%
    Withhold                 69,095.122           1.848%            2.348%


    TOTAL                 2,943,144.193          78.710%          100.000%

                                Ronald James

    Affirmative           2,873,921.757          76.859%           97.648%
    Withhold                 69,222.436           1.851%            2.352%


    TOTAL                 2,943,144.193          78.710%          100.000%

                                Michael T. Lee

    Affirmative           2,703,280.071          72.295%           91.850%
    Withhold                239,864.122           6.415%            8.150%


    TOTAL                 2,943,144.193          78.710%          100.000%

                                John A. MacDonald

    Affirmative           2,874,049.071          76.862%           97.652%
    Withhold                 69,095.122           1.848%            2.348%


    TOTAL                 2,943,144.193          78.710%          100.000%


                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 2
                        VOYAGEUR ASSET MANAGEMENT
                  D.L. BABSON TAX-FREE INCOME FUND, INC.
                              April 08, 2004

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares            Present
                       ---------------  ----------------  ----------------

                                H. David Rybolt

    Affirmative           2,873,921.757          76.859%           97.648%
    Withhold                 69,222.436           1.851%            2.352%


    TOTAL                 2,943,144.193          78.710%          100.000%

                                James R. Seward

    Affirmative           2,873,921.757          76.859%           97.648%
    Withhold                 69,222.436           1.851%            2.352%


    TOTAL                 2,943,144.193          78.710%          100.000%

                                Jay H. Wein

    Affirmative           2,868,652.877          76.718%           97.469%
    Withhold                 74,491.316           1.992%            2.531%


    TOTAL                 2,943,144.193          78.710%          100.000%

    2. To approve an Agreement and Plan of Reorganization, pursuant to which the Fund would be reorganized as a separate portfolio of the Tamarack Funds Trust, a newly-created Deleware statutory trust.

    Affirmative           2,711,021.339          72.502%           92.113%
    Against                  90,914.087           2.432%            3.089%
    Abstain                  62,681.767           1.676%            2.130%
    Broker Non-votes         78,527.000           2.100%            2.668%

    TOTAL                 2,943,144.193          78.710%          100.000%

    3. To approve the modification/reclassification of certain fundamental investment policies/restrictions. Modifications of policies that must remain fundamental:

       3.A Diversification

    Affirmative           2,639,034.471          70.577%           89.667%
    Against                 120,654.217           3.227%            4.100%
    Abstain                 104,928.505           2.806%            3.565%
    Broker Non-votes         78,527.000           2.100%            2.668%

    TOTAL                 2,943,144.193          78.710%          100.000%


                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 3
                        VOYAGEUR ASSET MANAGEMENT
                  D.L. BABSON TAX-FREE INCOME FUND, INC.
                              April 08, 2004

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares            Present
                       ---------------  ----------------  ----------------

    3.B Borrowing

    Affirmative           2,637,489.099          70.536%           89.615%
    Against                 126,436.619           3.381%            4.296%
    Abstain                 100,691.475           2.693%            3.421%
    Broker Non-votes         78,527.000           2.100%            2.668%

    TOTAL                 2,943,144.193          78.710%          100.000%

    3.C Senior Securities

    Affirmative           2,643,271.501          70.691%           89.811%
    Against                 120,654.217           3.226%            4.100%
    Abstain                 100,691.475           2.693%            3.421%
    Broker Non-votes         78,527.000           2.100%            2.668%

    TOTAL                 2,943,144.193          78.710%          100.000%

    3.D Underwriting Securities

    Affirmative           2,641,972.444          70.656%           89.767%
    Against                 121,953.274           3.261%            4.144%
    Abstain                 100,691.475           2.693%            3.421%
    Broker Non-votes         78,527.000           2.100%            2.668%

    TOTAL                 2,943,144.193          78.710%          100.000%

    3.E Real Estate

    Affirmative           2,643,271.501          70.691%           89.811%
    Against                 120,654.217           3.226%            4.100%
    Abstain                 100,691.475           2.693%            3.421%
    Broker Non-votes         78,527.000           2.100%            2.668%

    TOTAL                 2,943,144.193          78.710%          100.000%

    3.F Making Loans

    Affirmative           2,641,972.444          70.656%           89.767%
    Against                 121,953.274           3.261%            4.144%
    Abstain                 100,691.475           2.693%            3.421%
    Broker Non-votes         78,527.000           2.100%            2.668%

    TOTAL                 2,943,144.193          78.710%          100.000%


                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 4
                        VOYAGEUR ASSET MANAGEMENT
                  D.L. BABSON TAX-FREE INCOME FUND, INC.
                              April 08, 2004

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares            Present
                       ---------------  ----------------  ----------------

    3.G Concentration of Investments

    Affirmative           2,643,271.501          70.691%           89.811%
    Against                 120,654.217           3.226%            4.100%
    Abstain                 100,691.475           2.693%            3.421%
    Broker Non-votes         78,527.000           2.100%            2.668%

    TOTAL                 2,943,144.193          78.710%          100.000%

    3.H Commodities

    Affirmative           2,611,663.687          69.845%           88.737%
    Against                 149,495.218           3.998%            5.080%
    Abstain                 103,458.288           2.767%            3.515%
    Broker Non-votes         78,527.000           2.100%            2.668%

    TOTAL                 2,943,144.193          78.710%          100.000%

    Reclassification of certain policies/restrictions as non-fundamental:

     3.I Investments for Control

    Affirmative           2,609,152.704          69.778%           88.652%
    Against                 153,854.596           4.115%            5.227%
    Abstain                 101,609.893           2.717%            3.453%
    Broker Non-votes         78,527.000           2.100%            2.668%

    TOTAL                 2,943,144.193          78.710%          100.000%

    3.J Investments in Other Investment Companies

    Affirmative           2,604,895.431          69.664%           88.507%
    Against                 158,111.869           4.229%            5.372%
    Abstain                 101,609.893           2.717%            3.453%
    Broker Non-votes         78,527.000           2.100%            2.668%

    TOTAL                 2,943,144.193          78.710%          100.000%

    3.K Margin Activities and Short Selling

    Affirmative           2,608,660.186          69.765%           88.635%
    Against                 154,347.114           4.128%            5.244%
    Abstain                 101,609.893           2.717%            3.453%
    Broker Non-votes         78,527.000           2.100%            2.668%

    TOTAL                 2,943,144.193          78.710%          100.000%


                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 5
                        VOYAGEUR ASSET MANAGEMENT
                  D.L. BABSON TAX-FREE INCOME FUND, INC.
                              April 08, 2004

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares            Present
                       ---------------  ----------------  ----------------

    3.L Unseasoned Companies

    Affirmative           2,607,609.906          69.737%           88.599%
    Against                 154,347.114           4.128%            5.245%
    Abstain                 102,660.173           2.745%            3.487%
    Broker Non-votes         78,527.000           2.100%            2.668%

    TOTAL                 2,943,144.193          78.710%          100.000%

    3.M Investments in Securities of Related Issuers

    Affirmative           2,608,680.429          69.765%           88.636%
    Against                 154,326.871           4.128%            5.243%
    Abstain                 101,609.893           2.717%            3.453%
    Broker Non-votes         78,527.000           2.100%            2.668%

    TOTAL                 2,943,144.193          78.710%          100.000%

    3.R Pledging, Mortgaging and Hypothecating Fund Assets

    Affirmative           2,584,467.667          69.118%           87.813%
    Against                 176,072.945           4.709%            5.983%
    Abstain                 104,076.581           2.783%            3.536%
    Broker Non-votes         78,527.000           2.100%            2.668%

    TOTAL                 2,943,144.193          78.710%          100.000%

    3.S Investments in Options

    Affirmative           2,581,387.605          69.036%           87.708%
    Against                 179,153.007           4.791%            6.088%
    Abstain                 104,076.581           2.783%            3.535%
    Broker Non-votes         78,527.000           2.100%            2.668%

    TOTAL                 2,943,144.193          78.710%          100.000%

    3.T Investments in Equity Securities

    Affirmative           2,593,872.791          69.369%           88.133%
    Against                 169,134.509           4.524%            5.746%
    Abstain                 101,609.893           2.717%            3.453%
    Broker Non-votes         78,527.000           2.100%            2.668%

    TOTAL                 2,943,144.193          78.710%          100.000%


                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 6
                        VOYAGEUR ASSET MANAGEMENT
                  D.L. BABSON TAX-FREE INCOME FUND, INC.
                              April 08, 2004

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares            Present
                       ---------------  ----------------  ----------------

    3.U Investments in Publicly Issued Debt Obligations

    Affirmative           2,590,974.116          69.292%           88.034%
    Against                 168,516.216           4.507%            5.726%
    Abstain                 105,126.861           2.811%            3.572%
    Broker Non-votes         78,527.000           2.100%            2.668%

    TOTAL                 2,943,144.193          78.710%          100.000%

    4. To approve the reclassification of the Fund's general investment policies as non-fundamental policies.

    Affirmative           2,608,491.276          69.760%           88.629%
    Against                 132,142.943           3.534%            4.490%
    Abstain                 123,982.974           3.316%            4.212%
    Broker Non-votes         78,527.000           2.100%            2.668%

    TOTAL                 2,943,144.193          78.710%          100.000%

    5. To ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund for the current fiscal year.

    Affirmative           2,822,029.107          75.471%           95.885%
    Against                  75,402.087           2.017%            2.562%
    Abstain                  45,712.999           1.222%            1.553%


    TOTAL                 2,943,144.193          78.710%          100.000%


                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 7
                        VOYAGEUR ASSET MANAGEMENT
                  D.L. BABSON TAX-FREE INCOME FUND, INC.
                              April 08, 2004

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares            Present
                       ---------------  ----------------  ----------------


    ** FUND TOTALS:             SHARES

    RECORD TOTAL         3,739,215.897

    VOTED SHARES         2,943,144.193

    PERCENT PRESENT             78.710%

                                                            C37

SHAREHOLDER RESPONSE SUMMARY REPORT             Page 7
                        VOYAGEUR ASSET MANAGEMENT
                  J&B Small Cap International Fund
                              April 08, 2004




Proposal 1: To elect the following nine nominees as Directors of the Company, each of whom will serve until his or her successor is elected and qualified:


1.
RESOLVED, that Lucy Hancock Bode be elected as a Director until her successor is elected and qualified.

Number of Votes FOR:

Number of Votes WITHHELD:

465,012.316

0.000


2.
RESOLVED, that Leslie H. Garner, Jr. be elected as a Director until his successor is elected and qualified.

Number of Votes FOR:

Number of Votes WITHHELD:

465,012.316

0.000


3.
RESOLVED, that T. Geron Bell be elected as a Director until his successor is elected and qualified.

Number of Votes FOR:

Number of Votes WITHHELD:

465,012.316

0.000


4.
RESOLVED, that Ronald James be elected as a Director until his successor is elected and qualified.

Number of Votes FOR:

Number of Votes WITHHELD:

465,012.316

0.000


5.
RESOLVED, that John A. MacDonald be elected as a Director until his successor is elected and qualified.

Number of Votes FOR:

Number of Votes WITHHELD:

465,012.316

0.000




6.
RESOLVED, that H. David Rybolt be elected as a Director until his successor is elected and qualified.


Number of Votes FOR:

Number of Votes WITHHELD:

465,012.316

0.000


7.
RESOLVED, that James R. Seward be elected as a Director until his successor is elected and qualified.

Number of Votes FOR:

Number of Votes WITHHELD:

465,012.316

0.000


8.
RESOLVED, that Jay H. Wein be elected as a Director until his successor is elected and qualified.

Number of Votes FOR:

Number of Votes WITHHELD:

465,012.316

0.000


9.
RESOLVED, that Michael T. Lee be elected as a Director until his successor is elected and qualified.

Number of Votes FOR:

Number of Votes WITHHELD:

465,012.316

0.000


Proposal 2: To approve an Agreement and Plan of Reorganization, pursuant to which the Fund would be reorganized as a separate portfolio of the Tamarack Funds Trust, a newly created Delaware statutory Trust:


RESOLVED, that the Agreement and Plan of Reorganization be approved.

Number of Votes FOR:

Number of Votes AGAINST:

Number of Votes ABSTAIN:

429,601.316

0.000

31,548.000


Proposal 3:  To approve the modification of the fundamental
 investment policies/restrictions regarding:
3.A. Diversification
3.B. Borrowing
3.C. Senior Securities
3.D. Underwriting Securities
3.E. Real Estate
3.F. Making Loans
3.G. Concentration of Investments
3.H. Commodities

3.A.
RESOLVED, that the investment policy of the Fund with respect to diversification be amended.

Number of Votes FOR:

Number of Votes AGAINST:

Number of Votes ABSTAIN:

429,601.316

0.000

31,548.000


3.B.
RESOLVED, that the investment policy of the Fund with respect to borrowing be amended.

Number of Votes FOR:

Number of Votes AGAINST:

Number of Votes ABSTAIN:

429,601.316

0.000

31,548.000

3.C.
RESOLVED, that the investment policy of the Fund with respect to senior securities be amended.

Number of Votes FOR:

Number of Votes AGAINST:

Number of Votes ABSTAIN:

429,601.316

0.000

31,548.000


3.D.
RESOLVED, that the investment policy of the Fund with respect to underwriting securities be amended.

Number of Votes FOR:

Number of Votes AGAINST:

Number of Votes ABSTAIN:

429,601.316

0.000

31,548.000


3.E.
RESOLVED, that the investment policy of the Fund with respect to real estate be amended.

Number of Votes FOR:

Number of Votes AGAINST:

Number of Votes ABSTAIN:

429,601.316

0.000

31,548.000


3.F.
RESOLVED, that the investment policy of the Fund with respect to making loans be amended.

Number of Votes FOR:

Number of Votes AGAINST:

Number of Votes ABSTAIN:

429,601.316

0.000

31,548.000


3.G.
RESOLVED, that the investment policy of the Fund with respect to concentration of investments be amended.

Number of Votes FOR:

Number of Votes AGAINST:

Number of Votes ABSTAIN:

429,601.316

0.000

31,548.000


3.H.
RESOLVED, that the investment policy of the Fund with respect to commodities be amended.

Number of Votes FOR:

Number of Votes AGAINST:

Number of Votes ABSTAIN:

429,601.316

0.000

31,548.000


Proposal 4:  To ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund for the current fiscal year:


RESOLVED, that the selection of Deloitte & Touche LLP as the independent auditors of the Fund for the current fiscal year is ratified.

Number of Votes FOR:

Number of Votes AGAINST:

Number of Votes ABSTAIN:

465,012.316

0.000

0.000